SUPPLEMENT DATED APRIL 12, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Portfolio Optimization Moderate Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. This supplement discloses changes that will allow more flexibility for the investment adviser of the Portfolio Optimization Moderate Portfolio to implement its views of market conditions, outlook for asset classes and other factors that it determines are relevant in seeking to achieve the Portfolio Optimization Moderate Portfolio’s investment goal. The changes within this supplement are effective on or about May 1, 2023. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the first five paragraphs will be deleted and replaced with the following:

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

Broad Asset Class Allocations
Debt	Equity
30-60%	40-70%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes narrower asset classes such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging markets. The broad debt asset class includes narrower asset classes such as investment grade bonds, high yield/high risk bonds, bank loans, international and emerging markets.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations or the allocations to the Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors that it determines are relevant in seeking to achieve the Fund’s investment goal (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to the Fund’s Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

Form No. 15-52055-00